Exhibit 10.22ab

TWENTY-SEVENTH LOAN MODIFICATION AGREEMENT

This Twenty-seventh Loan Modification Agreement (this “Loan Modification Agreement”) is entered into on the Twenty-seventh Loan Modification Effective Date, by and between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and ASPEN TECHNOLOGY, INC., a Delaware corporation with offices at 200 Wheeler Road, Burlington, Massachusetts 01803 for itself and as successor by merger with ASPENTECH, INC., a Texas corporation with offices at 200 Wheeler Road, Burlington, Massachusetts 01803 (“Borrower”).

DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS.  Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of January 30, 2003, evidenced by, among other documents, a certain Loan and Security Agreement dated as of January 30, 2003 between Borrower, Aspentech, Inc. and Bank, as amended by a certain letter agreement dated February 14, 2003, a certain First Loan Modification Agreement dated June 27, 2003, a certain Second Loan Modification Agreement dated September 10, 2004, a certain Third Loan Modification Agreement dated January 28, 2005, a certain Fourth Loan Modification Agreement dated April 1, 2005, a certain Fifth Loan Modification Agreement dated May 6, 2005, a certain Sixth Loan Modification Agreement dated June 15, 2005, a certain Seventh Loan Modification Agreement dated September, 2005, a certain Eighth Amendment to Loan and Security Agreement dated November 22, 2005, a certain Ninth Loan Modification Agreement dated July 17, 2006, a certain Tenth Loan Modification Agreement dated September 15, 2006, a certain Eleventh Loan Modification Agreement dated September 27, 2006, a certain Twelfth Loan Modification Agreement dated January 12, 2007, a certain Thirteenth Loan Modification Agreement dated April 13, 2007, a certain Fourteenth Loan Modification Agreement dated June 28, 2007, a certain Waiver Agreement dated June 28, 2007, a certain Fifteenth Loan Modification Agreement dated August 30, 2007, a certain Sixteenth Loan Modification Agreement dated October 16, 2007, a certain Seventeenth Loan Modification Agreement dated December 28, 2007,  a certain Eighteenth Loan Modification Agreement dated January 24, 2008, a certain Nineteenth Loan Modification Agreement dated April 11, 2008, a certain Twentieth Loan Modification Agreement dated May 15, 2008, a certain Twenty-first Loan Modification Agreement dated June 13, 2008, a certain Twenty-second Loan Modification Agreement dated July 15, 2008, a certain Twenty-third Loan Modification Agreement, dated September 30, 2008, a certain Twenty-fourth Loan Modification Agreement, dated as of November 17, 2008, a certain Twenty-fifth Loan Modification Agreement, dated as of January 15, 2009 and a certain Twenty-sixth Loan Modification Agreement, dated as of May 15, 2009 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the  Obligations shall be referred to as the “Existing Loan Documents”.

DESCRIPTION OF CHANGE IN TERMS.

Modifications to Loan Agreement.

The Loan Agreement shall be amended by deleting the following text appearing in Section 4 of the Schedule to the Loan Agreement:

“MATURITY DATE

(Section 6.1): November 15, 2009”

and inserting in lieu thereof the following:

“MATURITY DATE

(Section 6.1): May 15, 2010”

The Loan Agreement shall be amended by deleting the following text appearing in Section 6(4) of the Schedule to the Loan Agreement:

“4.           Monthly unaudited financial statements, as soon as available, and in any event within thirty (30) days after the end of each month; provided, however, Bank hereby waives receipt of Borrower’s monthly unaudited financial statements effective for each of the monthly periods ending April 30, 2007 through and including the monthly period ending September 30, 2009.”

and inserting in lieu thereof the following:

“4.           Monthly unaudited financial statements, as soon as available, and in any event within thirty (30) days after the end of each month; provided, however, Bank hereby waives receipt of Borrower’s monthly unaudited financial statements effective for each of the monthly periods ending April 30, 2007 through and including the monthly period ending April 30, 2010.”

The Loan Agreement shall be amended by deleting the following text appearing in Section 6(5) of the Schedule to the Loan Agreement:

“5.           Monthly Compliance Certificates, within thirty (30) days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks; provided, however, (i) Borrower may in lieu thereof deliver its monthly Compliance Certificates for the period ending on a date between April 30, 2007 and November 30, 2007, inclusive, in draft form, provided further that Borrower may deliver its monthly Compliance Certificates for the periods ending on June 30, 2007 and September 30, 2007 in final form, as soon as available, and in any event no later than May 15, 2008, (ii) Borrower may deliver its monthly Compliance Certificate for the periods ending December 31, 2007 and March 31, 2008, in draft form, as soon as available, and in any event no later than June 15, 2008, with final forms to be delivered to Bank as soon as available but in no event later than February 15, 2009, and (iii) Borrower may deliver its monthly Compliance Certificate for the period ended June 30, 2008 as soon as available but in no event later than July 31, 2009 and its monthly Compliance Certificate for the period ended September 30, 2008, as soon as available but in no event later than November 15, 2009.  Bank hereby waives receipt of Borrower’s monthly Compliance Certificates (x) for the periods ending October 31, 2007, November 30, 2007, January 31, 2008, February 29, 2008, April 30, 2008, May 31, 2008, July 31, 2008, August 31, 2008 and October 31, 2008 and (y) receipt of Borrower’s monthly Compliance Certificate for the period ending December 31, 2007, in draft form, on or before January 31, 2008; provided, further, that Borrower shall not be required to deliver the monthly Compliance Certificates otherwise required hereunder for the monthly periods ending November 30, 2008, January 31, 2009, February 28, 2009, April 30, 2009, May 30, 2009, July 31, 2009, August 31, 2009 and October 31, 2009; and Borrower shall deliver its monthly Compliance Certificates for the monthly period coinciding with the fiscal quarters ending December 31, 2008 March 31, 2009, June 30, 2009 and September 30, 2009 within five (5) days of filing the quarterly financial statements of the Borrower pursuant to Section 6(6) for such fiscal quarter with the SEC.  Notwithstanding the foregoing, Borrower shall promptly deliver such information as Bank shall reasonably request to enable Bank to verify Borrower’s compliance with the financial covenants contained in Section 5 of the Schedule to the Loan Agreement.”

and inserting in lieu thereof the following:

“5.           Monthly Compliance Certificates, within thirty (30) days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks; provided, however, (i) Borrower may in lieu thereof deliver its monthly Compliance Certificates for the period ending on a date between April 30, 2007 and November 30, 2007, inclusive, in draft form, provided further that Borrower may deliver its monthly Compliance Certificates for the periods ending on June 30, 2007 and September 30, 2007 in final form, as soon as available, and in any event no later than May 15, 2008, (ii) Borrower may deliver its monthly Compliance Certificate for the periods ending December 31, 2007 and March 31, 2008, in draft form, as soon as available, and in any event no later than June 15, 2008, with final forms to be delivered to Bank as soon as available but in no event later than February 15, 2009, and (iii) Borrower may deliver its monthly Compliance Certificate for the period ended June 30, 2008 as soon as available but in no event later than July 31, 2009.  Bank hereby waives receipt of Borrower’s monthly Compliance Certificates (x) for the periods ending October 31, 2007, November 30, 2007, January 31, 2008, February 29, 2008, April 30, 2008, May 31, 2008, July 31, 2008, August 31, 2008 and October 31, 2008 and (y) receipt of Borrower’s monthly Compliance Certificate for the period ending December 31, 2007, in draft form, on or before January 31, 2008; provided, further, that Borrower shall not be required to deliver the monthly Compliance Certificates otherwise required hereunder for the monthly periods ending November 30, 2008, January 31, 2009, February 28, 2009, April 30, 2009, May 30, 2009, July 31, 2009, August 31, 2009 October 31, 2009, November 30, 2009, January 31, 2010, February 28, 2010 and April 30, 2010; and Borrower shall deliver its monthly Compliance Certificates (x) for the monthly period coinciding with the fiscal quarters ending September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, as soon as available, and in any event on or before November 30, 2009; (y) for the monthly period coinciding with the fiscal quarters ending September 30, 2009 and December 31, 2009, as soon as available, and in any event on or before March 15, 2010; and (z) for the monthly period coinciding the fiscal quarter ending March 31, 2010, within five (5) days of filing the quarterly financial statements of the Borrower pursuant to Section 6(6) for such fiscal quarter with the SEC.  Notwithstanding the foregoing, Borrower shall promptly deliver such information as Bank shall reasonably request to enable Bank to verify Borrower’s compliance with the financial covenants contained in Section 5 of the Schedule to the Loan Agreement.”

The Loan Agreement shall be amended by deleting the following text appearing in Section 6(6) of the Schedule to the Loan Agreement:

“6.           As soon as available, and in any event within the earlier to occur of (X) forty-five (45) days after the end of each fiscal quarter of Borrower and (Y) five (5) days of filing its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), quarterly unaudited financial statements; provided, however, Borrower may (i) deliver its quarterly unaudited financial statements for the periods ending on June 30, 2007 and September 30, 2007 in draft form as soon as available, and in any event no later than April 9, 2008, with final forms of the September 30, 2007 quarterly unaudited financial statements to be delivered to Bank within three (3) days of the filing of such financial statements with the SEC but in no event later than May 15, 2008; (ii) file its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), for the quarterly periods ended December 31, 2007 and March 31, 2008 as soon as available, and in any event on or before February 15, 2009; and (iii) file its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), for the quarterly periods ended September 30, 2008, December 31, 2008,  March 31, 2009 and September 30, 2009, as soon as available, and in any event on or before November 15, 2009.”

and inserting in lieu thereof the following:

“6.           As soon as available, and in any event within the earlier to occur of (X) forty-five (45) days after the end of each fiscal quarter of Borrower and (Y) five (5) days of filing its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), quarterly unaudited financial statements; provided, however, Borrower may (i) deliver its quarterly unaudited financial statements for the periods ending on June 30, 2007 and September 30, 2007 in draft form as soon as available, and in any event no later than April 9, 2008, with final forms of the September 30, 2007 quarterly unaudited financial statements to be delivered to Bank within three (3) days of the filing of such financial statements with the SEC but in no event later than May 15, 2008; (ii) file its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), for the quarterly periods ended December 31, 2007 and March 31, 2008 as soon as available, and in any event on or before February 15, 2009; (iii) file its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), for the quarterly periods ended September 30, 2008, December 31, 2008 and March 31, 2009, as soon as available, and in any event on or before November 30, 2009; and ((iv) file its quarterly report with the SEC (including, without limitation, SEC Form 10-Q), for the quarterly periods ended and ending September 30, 2009 and December 31, 2009, as soon as available, and in any event on or before March 15, 2010.”

The Loan Agreement shall be amended by deleting the following text appearing in Section 6(7) of the Schedule to the Loan Agreement:

“7.           Annual operating budgets (including income statements, balance sheets and cash flow statements, by quarter) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower; provided, however, Borrower may deliver its annual operating budgets (including income statements, by quarter) for its fiscal year end 2008 on or before December 31, 2007.  Bank hereby waives receipt of Borrower’s balance sheet and statement of cash flows for its fiscal year end 2008; provided, further, that Borrower may deliver its annual operating budgets (including income statements, by quarter) for its fiscal year end 2009 on or before August 15, 2008. Bank hereby waives receipt of Borrower’s pro forma balance sheet and pro forma statement of cash flows for its fiscal year end 2009.”

and inserting in lieu thereof the following:

“7.           Annual operating budgets (including income statements, balance sheets and cash flow statements, by quarter) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower; provided, however, Borrower may deliver its annual operating budgets (including income statements, by quarter) for its fiscal year end 2008 on or before December 31, 2007.  Bank hereby waives receipt of Borrower’s balance sheet and statement of cash flows for its fiscal year end 2008; provided, further, that Borrower may deliver its annual operating budgets (including income statements, by quarter) for its fiscal year end 2009 on or before August 15, 2008. Bank hereby waives receipt of Borrower’s pro forma balance sheet and pro forma statement of cash flows for its fiscal year end 2009.  In addition, Borrower may deliver its annual operating budgets (including, without limitation, income statements and balance sheets, by quarter, and such other financial information as Bank shall reasonably request.)

for the fiscal year end 2010 as soon as available, and in any event on or before October 15, 2010.”

The Loan Agreement shall be amended by deleting the following text appearing in Section 6(8) of the Schedule to the Loan Agreement:

“8.           As soon as available, and in any event within the earlier to occur of (X) one hundred twenty (120) days after the end of Borrower’s fiscal year and (Y) five (5) days of filing its annual financial statements with the SEC (including, without limitation, SEC Form 10-K), annual financial statements, certified by independent certified public accountants acceptable to Silicon, together with an unqualified opinion on the financial statements; provided, however, Borrower may deliver its annual financial statements for the annual period ended June 30, 2007 as soon as available, and in any event within three days of the filing of such financial statements with the SEC but in no event later than May 15, 2008; provided, further, however, Borrower may file its annual report with the SEC (including, without limitation, SEC Form 10-K) for the annual period ended June 30, 2008 as soon as available, and in any event on or before July 31, 2009; and provided further, however, Borrower may file its annual report with the SEC (including, without limitation, SEC Form 10K) for the annual period ending June 30, 2009 as soon as available, and in any event on or before November 15, 2009.”

and inserting in lieu thereof the following:

“8.           As soon as available, and in any event within the earlier to occur of (X) one hundred twenty (120) days after the end of Borrower’s fiscal year and (Y) five (5) days of filing its annual financial statements with the SEC (including, without limitation, SEC Form 10-K), annual financial statements, certified by independent certified public accountants acceptable to Silicon, together with an unqualified opinion on the financial statements; provided, however, Borrower may deliver its annual financial statements for the annual period ended June 30, 2007 as soon as available, and in any event within three days of the filing of such financial statements with the SEC but in no event later than May 15, 2008; provided, further, however, Borrower may file its annual report with the SEC (including, without limitation, SEC Form 10-K) for the annual period ended June 30, 2008 as soon as available, and in any event on or before July 31, 2009; and provided further, however, Borrower may file its annual report with the SEC (including, without limitation, SEC Form 10K) for the annual period ending June 30, 2009 as soon as available, and in any event on or before November 30, 2009.”

The Loan Agreement shall be amended by deleting the following text appearing in Section 8(1) of the Schedule to the Loan Agreement:

“1)          Banking Relationship.  In order for Silicon to properly monitor its loan arrangement with the Borrower, except as otherwise provided below, Borrower and all of its direct or indirect subsidiaries shall at all times maintain with Silicon (or its affiliate, SVB Securities, Inc.) all of their operating, deposit, investment and other securities accounts.  Notwithstanding the foregoing, prior to the occurrence and continuance of an Event of Default, Borrower and its direct or indirect subsidiaries may maintain (without a control agreement in favor of Silicon):

a.             up to $750,000 at other financial institutions in the United States;

b.             amounts at other financial institutions in the United States, which amounts are to be used exclusively for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower’s employees;

c.             up to the lesser of (A) $10,000,000 or (B) 40% of Borrower’s and all of its direct or indirect subsidiaries unrestricted cash and cash equivalents, at financial institutions located outside of the United States; provided, however, Borrower may maintain up to the lesser of (A) $15,000,000 or (B) 40% of Borrower’s and all of its direct or indirect subsidiaries unrestricted cash and cash equivalents, at financial institutions located outside of the United States during any period in which Borrower is on “non-borrowing reporting status”;

d.             up to $11,000,000 at Fleet National Bank to secure the Fleet Debt, until the Fleet L/Cs and Fleet FX Contracts have expired and/or transferred to Silicon, all in accordance with the schedule annexed hereto as Exhibit A; and

e.             up to GBP £2,000,000.00 at Nat West to secure the Nat West Debt.”

and inserting in lieu thereof the following:

“1)          Banking Relationship.  In order for Silicon to properly monitor its loan arrangement with the Borrower, except as otherwise provided below, Borrower and all of its direct or indirect subsidiaries shall at all times maintain with Silicon (or its affiliate, SVB Securities, Inc.) all of their operating, deposit, investment and other securities accounts.  Notwithstanding the foregoing, prior to the occurrence and continuance of an Event of Default, Borrower and its direct or indirect subsidiaries may maintain (without a control agreement in favor of Silicon):

a.             up to $750,000 at other financial institutions in the United States;

b.             amounts at other financial institutions in the United States, which amounts are to be used exclusively for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower’s employees;

c.             up to the lesser of (A) $10,000,000 or (B) 40% of Borrower’s and all of its direct or indirect subsidiaries unrestricted cash and cash equivalents, at financial institutions located outside of the United States; provided, however, Borrower may maintain up to the lesser of (A) $30,000,000 or (B) 40% of Borrower’s and all of its direct or indirect subsidiaries unrestricted cash and cash equivalents, at financial institutions located outside of the United States during any period in which Borrower is on “non-borrowing reporting status”;

d.             up to $11,000,000 at Fleet National Bank to secure the Fleet Debt, until the Fleet L/Cs and Fleet FX Contracts have expired and/or transferred to Silicon, all in accordance with the schedule annexed hereto as Exhibit A; and

e.             up to GBP £2,000,000.00 at Nat West to secure the Nat West Debt.”

Section 8 of the Loan Agreement shall be amended by adding the following definitions thereto, each in the appropriate alphabetical order:

““Twenty-seventh Loan Modification Agreement” means that certain Twenty-seventh Loan Modification Agreement, dated as of the Twenty-seventh Loan Modification Effective Date, by and between Borrower and Bank.

“Twenty-seventh Loan Modification Effective Date” is the date indicated on the signature page to the Twenty-seventh Loan Modification Agreement.

FEES.    Borrower shall pay to Bank an extension fee of One Hundred Twenty Five Thousand Dollars ($125,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

RATIFICATION OF NEGATIVE PLEDGE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreements each dated as of January 30, 2003 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

RATIFICATION OF PERFECTION CERTIFICATES.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in certain Perfection Certificates each dated as of January 30, 2003, as amended and affected by Schedule 1 to the Fourth Amendment and Exhibit A to the Fourth Amendment and acknowledges, confirms and agrees the disclosures and information therein have not changed as of the date hereof other than as set forth in Schedule 3.10 to the Loan Agreement, and/or in Schedule 1 annexed to the Tenth Loan Modification Agreement.

CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents, after giving effect to this Loan Modification Agreement and the Waiver Agreement entered into between Borrower and Bank dated as of the date hereof.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.

COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[Remainder of page intentionally left blank.]

This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the Twenty-seventh Loan Modification Effective Date.

BORROWER:

ASPEN TECHNOLOGY, INC.

ASPEN TECHNOLOGY, INC.

By:	/s/ Mark P. Sullivan
Name:	Mark P. Sullivan
Title:	Senior Vice Presidet and CFO

By:	/s/ Roger Kuebel
Name:	Roger Kuebel
Title:	Treasurer

BANK:

SILICON VALLEY BANK

By:	/s/ Ryan Ravenscroft
Name:	Ryan Ravenscroft
Title:	Vice President

Twenty-seventh Loan Modification Effective Date: November 3, 2009.